UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2012

First Commonwealth Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-11138	25-1428528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 North Sixth Street, Indiana, PA	15701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 349-7220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 25, 2012, First Commonwealth Financial Corporation (“the Company”) issued a press release announcing financial results for the three and twelve month periods ended December 31, 2011. A copy of this press release and the related earnings tables are furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 7.01	REGULATION FD DISCLOSURE

On January 24, 2012, the Company issued a press release announcing the declaration of a cash dividend of $0.03 per share of the Company’s common stock. A copy of the press release is furnished with this report as Exhibit 99.2 and incorporated herein by reference.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

99.1	Press Release announcing Financial Results for the Three and Twelve Month Periods Ended December 31, 2011

99.2	Press Release announcing Declaration of Quarterly Cash Dividend

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2012

FIRST COMMONWEALTH FINANCIAL CORPORATION

By:	/s/ Robert E. Rout

Name:	Robert E. Rout
Title:	Executive Vice President and Chief Financial Officer